UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
FIREFLY NEUROSCIENCE, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

December 6, 2024
To Our Stockholders:
On behalf of the Board of Directors (the “Board”) of Firefly Neuroscience, Inc. (the “Company,” “Firefly,” “our” or “we”), I cordially invite you to attend our 2024 annual meeting of stockholders (the “Annual Meeting”) at 10:00 a.m. Eastern Time on Friday, December 27, 2024. To provide access to our stockholders regardless of geographic location, this year’s Annual Meeting will be held in a virtual-only meeting format at www.virtualshareholdermeeting.com/AIFF2024
Details regarding the meeting, the business to be conducted at the Annual Meeting and information about Firefly that you should consider when you vote your shares are described in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”), the Proxy Statement and the proxy card. We urge you to review these materials carefully and to vote your shares electronically via the Internet or by completing and returning the proxy card or voting instruction form. Our Proxy Statement and the 2023 Annual Report are available at www.proxyvote.com.
At the Annual Meeting, we will ask stockholders to elect three Class I directors to our Board with terms expiring in 2027 annual meeting of stockholders. In addition, we will ask stockholders to ratify the appointment of Marcum Canada, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. We will also hold a non-binding, advisory vote to approve the compensation of the Company’s named executive officers and a non-binding, advisory vote to approve the frequency of holding an advisory vote on executive compensation. The Board recommends a vote “for” each of the first three proposals and the fifth proposal, and a vote of “every three years” for the frequency of holding a non-binding, advisory vote on executive compensation. Such other business will be transacted as may properly come before the Annual Meeting.
We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, your vote is important. We encourage you to vote your shares electronically via the Internet or by completing and returning your proxy card prior to the Annual Meeting, in order for your shares to be represented and voted at the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.
We urge you to read the accompanying Notice and Proxy Statement carefully and vote in accordance with the Board’s recommendations on all proposals.
Thank you for your continued support of Firefly Neuroscience, Inc. We look forward to seeing you at the Annual Meeting.
Sincerely,
/s/ Greg Lipschitz
Greg Lipschitz,
Executive Chairman of the Board
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON FRIDAY, DECEMBER 27, 2024:
Our official Notice of Annual Meeting of Stockholders and Proxy Statement are available at:
www.proxyvote.com

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS OF
FIREFLY NEUROSCIENCE, INC.
December 6, 2024
TIME: 10:00 a.m. Eastern Time
DATE: Friday, December 27, 2024
PLACE: www.virtualshareholdermeeting.com/AIFF2024
Purposes:
1.
To elect the three Class I directors named in the Proxy Statement to the Board of Directors (the “Board”) of the Company to serve three-year terms expiring at the 2027 annual meeting of stockholders (“Proposal 1”);

2.	To ratify the appointment of Marcum Canada, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”);
3.	To approve, on a non-binding, advisory basis, the compensation paid to our named executive officers (“Proposal 3”);
4.	To approve, on a non-binding, advisory basis, the frequency of holding a vote on executive compensation (“Proposal 4”);
5.
To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 5”); and

6.	To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.
Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1 - 3, and 5, and “EVERY THREE YEARS” for Proposal 4.
Who May Vote:
Only stockholders of record as of the close of business on November 15, 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements of the meeting. You will be able to participate in the virtual Annual Meeting online and vote your shares electronically during the meeting. You will not be able to attend the Annual Meeting in person.
To virtually attend the Annual Meeting, you must be a stockholder of record or beneficial owner as of the close of business on the Record Date. You will be able to virtually attend and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/AIFF2024 and entering the control number included in your proxy card. Stockholders of record will need their control number to vote at the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares during the meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares. Stockholders will be also able to submit questions during the Annual Meeting.
All stockholders are cordially invited to attend the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten (10) calendar days before the Annual Meeting at our address above. To the extent office access is impracticable, you may contact our Corporate Secretary at 1100 Military Road, Kenmore, NY 14217 or at paul.krzywicki@fireflyneuro.com for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the close of business on the Record Date. Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions on your proxy card and submit your proxy by Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting, pursuant to the directions set forth in the proxy materials.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Greg Lipschitz
Greg Lipschitz,
Executive Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Annual Meeting to be Held on December 27, 2024	1
Important Information About the Annual Meeting and Voting	2
Security Ownership of Certain Beneficial Owners and Management	8
Management and Corporate Governance	10
Certain Relationships and Related Person Transactions	17
Executive Officer and Director Compensation	19
Proposal No. 1 - Election of Directors	36
Report of Audit Committee	37
Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm	38
Proposal No. 3 - Approval, on a Non-Binding, Advisory Basis, of the Compensation Paid to Our Named Executive Officers	41
Proposal No. 4 - Approval, on a Non-Binding, Advisory Basis, of the Frequency of Holding a Vote on Executive Compensation	42
Proposal No. 5 – Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies if there are Insufficient Votes at the Time of the Annual Meeting to Approve One or More Proposals Presented at the Annual Meeting	44
Other Matters	45
Stockholder Communications to the Board	45
Stockholder Proposals and Nominations for Director	45

i

Firefly Neuroscience, Inc.
1100 Military Road
Kenmore, NY 14217

PROXY STATEMENT FOR THE
FIREFLY NEUROSCIENCE, INC.
2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, DECEMBER 27, 2024
This Proxy Statement, along with the Notice of Annual Meeting, contains information about the 2024 Annual Meeting (the “Annual Meeting”) of Firefly Neuroscience, Inc., including any adjournments or postponements thereof. We are holding the Annual Meeting at 10:00 a.m. Eastern Time, on Friday, December 27, 2024, in virtual format at www.virtualshareholdermeeting.com/AIFF2024.
In this Proxy Statement, we refer to Firefly Neuroscience, Inc. as “Firefly,” “the Company,” “we” and “us.”
This Proxy Statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.
On or about December 6, 2024, we will begin sending proxy materials to stockholders entitled to vote at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER ANNUAL MEETING
TO BE HELD ON FRIDAY, DECEMBER 27, 2024
This Proxy Statement, our Notice of Annual Meeting of Stockholders and our 2023 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.
Additionally, you can find a copy of our 2023 Annual Report on Form 10-K, which includes our financial statements and notes thereto, for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.fireflyneuro.com.
The mailing address of the Company is 1100 Military Road, Kenmore, NY 14217.
At the Annual Meeting, the Company expects the following matters to be acted upon:
1.	The election of three Class I directors to serve until the 2027 annual meeting of stockholders, or until each one’s respective successor has been duly elected and qualified (“Proposal 1”);
2.	The ratification of the appointment of Marcum Canada, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”);
3.	The approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers (“Proposal 3”);
4.	The approval, on a non-binding, advisory basis, of the frequency of holding an advisory vote on executive compensation (“Proposal 4”);
5.
The approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 5”); and

6.	The transaction such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.
The Board unanimously recommends that you vote “For” Proposals 1, 2, and 3, and 5 and “Every
Three Years” for Proposal 4.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
The Board of Directors (the “Board” or the “Board of Directors”) of Firefly Neuroscience, Inc. is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders to be held on Friday, December 27, 2024, at 10:00 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/AIFF2024, and any postponement or adjournments of the meeting (the “Annual Meeting”). This proxy statement (this “Proxy Statement”) along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.
Who Can Vote?
Only stockholders who owned our common stock, par value $0.0001 per share (“Common Stock”) as of the close of business on November 15, 2024 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 8,503,365 shares of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Common Stock that you own entitles you to one vote. There is no cumulative voting.
What is the Purpose of the Annual Meeting?
At the Annual Meeting, stockholders will consider and vote upon the following matters:
Proposal 1: To elect three Class I directors to the Board to serve until the 2027 annual meeting of stockholders, or until each one’s respective successor has been duly elected and qualified (“Proposal 1”);
Proposal 2: To ratify the appointment of Marcum Canada, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”);
Proposal 3: To approve, on a non-binding, advisory basis, the compensation paid to our named executive officers (“Proposal 3”);
Proposal 4: To approve, on a non-binding, advisory basis, the frequency of holding an advisory vote on executive compensation (“Proposal 4”); and
Proposal 5: To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 5”).
To consider and act upon any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
How Do I Vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withhold with respect to Proposal 1, voted for, against or abstain with respect to Proposals 2, 3 and 5 and voted every year, every two years, or every three years with respect to Proposal 4. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Broadridge Corporate Issuer Solutions, Inc., or you have stock certificates registered in your name, you may vote:
•
By Internet. If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice of Internet Availability or voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.
Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 26, 2024.
•
By mail. You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•
Virtually at the meeting. You will also be able to vote your shares electronically by participating in the virtual Annual Meeting. To participate in the virtual Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name” (held in the name of a bank, broker, nominee or other holder of record), you will receive instructions from the holder of record. You must follow the instructions provided to you by the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to virtually vote your shares at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card in order to vote.
How Does the Board Recommend That I Vote on the Proposals?
The Board recommends that you vote as follows:
•	“FOR” the election of three Class I directors to the Board to serve until the 2027 annual meeting of stockholders, or until each one’s respective successor has been duly elected and qualified;
•	“FOR” the ratification of the appointment of Marcum Canada, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
•	“FOR” the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers;
•	“EVERY THREE YEARS” for the approval, on a non-binding, advisory basis, of the frequency of holding an advisory vote on executive compensation; and
•
“FOR” the approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals.

What Happens if Additional Matters are Presented at the Annual Meeting?
If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with their best judgment. At the time this Proxy Statement was first made available, we knew of no matters to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.
May I Change or Revoke My Proxy?
You may change or revoke your proxy at any time before polls close at the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•
if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy;

•
by notifying the Company in writing via email to our Corporate Secretary, Paul Krzywicki at paul.krzywicki@fireflyneuro.com before the Annual Meeting that you have revoked your proxy no later than 5:00 p.m. Eastern Time on December 26, 2024; or

•	by attending the virtual Annual Meeting and voting electronically. Attending the virtual Annual Meeting will not in and of itself revoke a previously submitted proxy.
Your most current vote, whether by Internet, proxy card or at the Annual Meeting is the one that will be counted.

What if I Receive More Than One Proxy Card?
You may receive more than one Proxy Statement and proxy card or voting instruction card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares on the ratification of the appointment of our independent registered public accounting firm (Proposal 2) and the approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (Proposal 5) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors (Proposal 1), the proposal relating to executive compensation (Proposal 3) or the proposal relating to the frequency of holding an advisory vote on executive compensation (Proposal 4). Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposals 1, 3 or 4, no votes will be cast on these proposals on your behalf. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors or on the proposal relating to executive compensation.
What Constitutes a Quorum for the Annual Meeting?
The presence, by virtual attendance or by proxy, of the holders of one-third of the voting power of the outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Assuming the presence of a quorum:

Proposal 1: Election of Class I Directors
Directors are elected by a plurality of the shares present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. “WITHHOLD” votes and broker non-votes will have no effect on the results for the election of directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast on Proposal 2, voting affirmatively or negatively, is required to ratify the appointment of our independent registered public accounting firm. “ABSTAIN” votes will have no effect on the result of the ratification of the independent registered public accounting firm. Because the ratification of the independent registered public accounting firm is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Marcum Canada, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our Audit Committee of our Board will reconsider its appointment.

Proposal 3: Approve, on a Non-Binding, Advisory Basis, the Compensation Paid to Our Named Executive Officers
The affirmative vote of a majority of the votes cast on Proposal 3, voting affirmatively or negatively, is required to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. “ABSTAIN” votes and broker non-votes will have no effect on the results for the advisory vote.

Proposal 4: Approve, on a Non-Binding, Advisory Basis, Frequency of Holding an Advisory Vote on Executive Compensation
The affirmative vote of a majority of the votes cast on Proposal 4, voting affirmatively or negatively, is required to approve, on a non-binding, advisory basis, the frequency of holding an advisory vote on executive compensation. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. “ABSTAIN” votes and broker non-votes will have no effect on the results for the advisory vote.

Proposal 5: Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals

The affirmative vote of a majority of the votes cast on Proposal 5, voting affirmatively or negatively, is required to approve Proposal 5. “ABSTAIN” votes will have no effect on the result of Proposal 5. Because the approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.
Who Counts the Votes?
All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting, and we will publish the voting results in a Current Report on Form 8-K (the “Form 8-K”), which we expect to file with the SEC within four business days of the Annual Meeting. If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.
Do I Have Dissenters’ (Appraisal) Rights?
Appraisal rights are not available to our stockholders with respect to any of the proposals described above to be brought before the Annual Meeting.
What Are the Costs of Soliciting these Proxies?
Our Board is asking for your proxy and we will pay all of the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
Attending the Annual Meeting
The Annual Meeting will be held at 10:00 a.m. Eastern Time on Friday, December 27, 2024, virtually at www.virtualshareholdermeeting.com/AIFF2024. To be admitted to the Annual Meeting, you must enter the control number on your proxy card. You also may vote online by following the instructions provided on the meeting website during the Annual Meeting.
The meeting webcast is expected to begin promptly at 10:00 a.m. Eastern Time on December 27, 2024. Online access will begin at 9:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time. If you require technical support, please visit www.virtualshareholdermeeting.com/AIFF2024 and click on the “Support” link to view answers to commonly asked technical questions. A phone number for technical support will be available on the day of the meeting and will be posted on the “Support” page.
Householding of Annual Disclosure Documents
Pursuant to SEC rules, either us or your bank, broker or other nominee will send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your bank, broker or other nominee believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The SEC rules apply to our Annual Reports on Form 10-K, proxy statements and information statements. Once you receive notice from your bank, broker or other nominee or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:
1.
If your shares of the Company are registered in your own name, please contact our transfer agent, Broadridge Issuer Direct Corporation, and inform them of your request by calling them at Toll-Free: 844-955-0638 / International: 303-558-4096 or writing them at:

Broadridge Shareholder Services
c/o Broadridge Corporate Issuer Solutions
51 Mercedes Way
Edgewood, NY 11717
2.
If a bank, broker or other nominee holds your shares, please contact the bank, broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided on your proxy card.
What is the prior Merger with WaveDancer and how does it affect this Proxy Statement?
On August 12, 2024, we consummated the reverse merger transaction (the “Merger”) contemplated by that certain Agreement and Plan of Merger, dated as of November 15, 2023 (as amended from time to time, the “Merger Agreement”), by and among WaveDancer, Inc., a Delaware corporation (“WaveDancer”), FFN Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of WaveDancer (“FFN”), and Firefly Neuroscience, Inc., a Delaware corporation (“Private Firefly”), pursuant to which FFN merged with and into Private Firefly, with Private Firefly surviving the merger as a wholly owned subsidiary of WaveDancer. On the August 12, 2024 (i) pursuant to the Amended and Restated Certificate of Incorporation of WaveDancer, we changed our name to Firefly Neuroscience, Inc., and (ii) pursuant to an amendment to its Certificate of Incorporation, Private Firefly changed its name to Firefly Neuroscience 2023, Inc. and (iii) Private Firefly and FFN filed the Certificate of Merger with the State of Delaware. Unless otherwise noted, references to “WaveDancer” refer to the predecessor company prior to the consummation of the Merger. Additionally, the 2023 Annual Report included with this Proxy Statement is the Annual Report on Form 10-K filed by WaveDancer with the SEC on March 20, 2024, prior to the consummation of the Merger.
Who Can Help Answer My Questions?
The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact our Corporate Secretary at 1100 Military Road, Kenmore, NY 14217, or at paul.krzywicki@fireflyneuro.com. You will also be able to submit questions during the Annual Meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of December 3, 2024, by (i) each person known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our named executive officers and directors, and (iii) all our executive officers and directors as a group. For the year ended December 31, 2023, our “named executive officers” were Jon Olsen, Paul Krzywicki, and Gil Issachar. See “Executive Officer and Director Compensation” for more information.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The applicable percentage ownership shown below is based on 8,503,365 shares of Common Stock issued and outstanding as of the Record Date. Unless otherwise indicated, the address of each individual below is 1100 Military Road, Kenmore, NY 14217. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	% of Ownership
Five Percent Holders
Windsor Private Capital LP(1)	1,631,272	16.37%
Nomis Bay Ltd(2)	1,054,118	10.58%
Roxy Capital Corporation(3)	691,217	6.94%
BPY Limited(4)	592,942	5.95%
RJL18 Capital Canada LP(5)	499,785	5.01%
Directors and Named Executive Officers
David DeCaprio(6)	4,743	*
Gil Issachar(7)	85,260	*
Greg Lipschitz(8)	432,688	4.34%
Arun Menawat(9)	135,121	1.36%
Jon Olsen(10)	121,456	1.22%
Brian Posner	0	0%
Stella Vnook	0	0%
Paul Krzywicki(11)	3,266	*
Samer Kaba(12)	2,235	*
Stephen Purcell	0	0%
All Directors and Executive Officers of the Company as a Group (10 persons)	795,426	7.98%

*	Represents beneficial ownership of less than 1%.
(1)
Consists of 1,705,751 shares of Common Stock pursuant to the Schedule 13D filed jointly by WPC Management Services, Inc. WPC GP I Inc., Windsor Private Capital LP (“Windsor”), Jordan Kupinsky, HJRK Holdings, Inc., Rocco Marcello, and John Cundari on August 21, 2024. Jordan Kupinsky, Rocco Marcello and John Cundari jointly exercise voting and dispositive power over the shares held by Windsor Capital Private LP. As such, Messrs. Kupinsky, Marcello and Cundari may be deemed to be the beneficial owner of all shares of Common Stock held by Windsor.

(2)
Consists of 204,292 shares of Common Stock, 322,767 prefunded warrants and 527,059 warrants with an exercise price of $6.83. Jason Jagessar exercises voting and dispositive power over the shares held by Nomis Bay Ltd. As such, Mr. Jagessar may be deemed to be the beneficial owner of all shares of Common Stock held by Nomis Bay Ltd.

(3)
Consists of 690,072 shares of Common Stock pursuant to the Schedule 13G filed on August 21, 2024. Eric Lazer exercises sole voting and dispositive power over the shares held by Roxy Capital Corp (“Roxy”). As such, Mr. Lazer may be deemed to be the beneficial owner of all shares of Common Stock held by Roxy.

(4)
Consists of 114,915 shares of Common Stock, 181,556 prefunded warrants and 296,471 warrants with an exercise price of $6.83. Jason Jagessar exercises voting and dispositive power over the shares held by BPY Limited. As such, Mr. Jagessar may be deemed to be the beneficial owner of all shares of Common Stock held by BPY Limited.

(5)
Consists of 499,369 shares of Common Stock pursuant to the Schedule 13G filed on August 12, 2024. Dean Lazer exercises sole voting and dispositive power over the shares held by RJL 18 Capital Canada LP (“RJL18”). As such, Mr. Lazer may be deemed to be the beneficial owner of all shares of Common Stock held by RJL18.

(6)	Consists of shares underlying options to purchase up to 4,743 shares of Common Stock that are currently exercisable or exercisable within 60 days of November 15, 2024.
(7)
Consist of (1) 33,480 shares of Common Stock held by Mr. Issachar and (2) underlying options to purchase up to 51,780 shares of Common Stock that are currently exercisable or exercisable within 60 days of November 15, 2024.

(8)
Consists of (1) 294,498 shares of Common Stock and (2) up to 2,460 shares of Common Stock that are currently exercisable or exercisable within 60 days of November 15, 2024, underlying certain warrants, and (3) up to 19,883 shares of Common Stock that are currently exercisable or exercisable within 60 days of November 15, 2024, underlying certain stock options held by Bower Four Capital Corp., an entity in which Mr. Lipschitz is the sole stockholder.

(9)	Consists of 323,234 shares of Common Stock
(10)
Consists of (1) 31,655 shares of Common Stock held by Mr. Olsen, (2) 29,645 shares of Common Stock held by Slate Water Ltd., an entity controlled by Mr. Olsen, and (3) up to 49,574 shares of Common Stock that are currently exercisable or exercisable within 60 days of November 15, 2024, underlying certain stock options.

(11)	Consists of 3,266 shares of Common Stock that are currently exercisable or exercisable within 60 days of November 15, 2024, underlying certain stock options.
(12)	Consists of 2,235 shares of Common Stock that are currently exercisable or exercisable within 60 days of November 15, 2024, underlying certain stock options.

MANAGEMENT AND CORPORATE GOVERNANCE
Officers and Directors
Set forth below are the names, ages and positions of each of the individuals who serve as our directors and officers as of December 3, 2024:

Name	Age	Position
Executive Officers
Jon Olsen	59	Chief Executive Officer and Director
Paul Krzywicki	40	Chief Financial Officer
Gil Issachar	42	Chief Technology Officer
Samer Kaba	63	Chief Medical Officer
Greg Lipschitz	36	Executive Chairman and Director
Non-Employee Directors
David DeCaprio	52	Director
Arun Menawat	69	Director
Brian Posner	62	Director
Stella Vnook	49	Director

Executive Officers
Jon Olsen. Mr. Olsen has served as Firefly’s Chief Executive Officer (“CEO”) since September 2020. Jon is a global executive leader who has spent 25+ years in the Medical Technology industry. Prior to joining Firefly, Mr. Olsen was the Managing Director of Smith & Nephew Canada. Prior to Smith & Nephew, Mr. Olsen had an extensive career at Medtronic PLC in North America and Europe. Mr. Olsen received an MBA from the Asper School of Business, and an undergraduate degree in Science (Hons) from the University of Manitoba.
Paul Krzywicki. Mr. Krzywicki, CPA, CGA has served as Firefly’s Chief Financial Officer since March 2024. Mr. Krzywicki initially joined Firefly as its Controller in November 2023 before his appointment as the Company’s Chief Financial Officer in March 2024. Over the last 5 years, Mr. Krzywicki has held senior leadership positions in a variety of organizations such as Nucor Canada, EllisDon and Canadian Curtis Refrigeration with a focus on modernization and increasing operating efficiency. Mr. Krzywicki is a Chartered Professional Accountant and holds an Honours Bachelors Degree in Commerce from Laurentian University.
Gil Issachar. Mr. Issachar has served as Firefly’s Chief Technology Officer since November 2022. Mr. Issachar is a biomedical engineer and a neuroscientist with an extensive experience working as a director of data-science, team leader, data scientist, and software engineer in the medical device industry (under FDA PMA regulations). Mr. Issachar has managed multiple research and development projects in collaboration with pharmaceutical companies, neuroscientists and other start-up companies. Prior to serving as Firefly’s Chief Technology Officer, Mr. Issachar served as Firefly’s Vice-President of Research and Data Science, Director of Research and Data-Science, Data-Science Team Leader. Prior to joining Firefly, Mr. Issachar served as R&D Software Engineer for Dune Medical Devices. Mr. Issachar received his Master’s Degree in Biomedical/Medical Engineering and Bachelor’s Degree from Tel Aviv University.
Samer Kaba. On June 21, 2024, we appointed Samer Kaba, M.D., as our Chief Medical Officer. Prior to joining Firefly, Dr. Kaba held multiple leadership positions in the pharmaceutical industry and served as Chief Medical Officer of various biotechnology companies, where he led the development of multiple pharmaceutical products. In addition to his large expertise in drug development, medical affairs, and regulatory sciences, Dr. Kaba has over 20 years of experience in managing patients with neurological conditions. Dr. Kaba is a board-certified neurologist with additional training in neuro-immunology (multiple sclerosis) at the State University of New York at Buffalo, and in neuro-oncology at the University of Texas M.D.
Greg Lipschitz. Mr. Lipschitz has served as Firefly’s director since August 2024 and as our Executive Chairman since December 2024. Mr. Lipschitz has over 13 years of combined experience in private equity, merchant banking, capital markets and finance. From June 2018 to February 2024, Mr. Lipschitz served as the Vice President of Lazer Capital. Mr. Lipschitz is currently the Managing Director of Old Stone Advisors, a financial advisory firm. Mr. Lipschitz has advised on over $1 billion of transactions. Mr. Lipschitz is a Chartered Financial Analyst and received his bachelor’s degree in Business from the Richard Ivey Business School at the University of Western Ontario. Firefly believes that Mr. Lipschitz’s experience in capital markets will make him an asset to the Company.

Non-Employee Directors
David DeCaprio. Mr. DeCaprio has served as a member of the Board since August 2024. Mr. DeCaprio has served in various capacities within the genome research, pharmaceutical development, health insurance, computer vision, sports analytics, speech recognition, transportation logistics, operations research, real-time collaboration, robotics and financial industries since 2003. Mr. DeCaprio has significant experience transitioning advanced technology from academic research labs into successful businesses. Since January 2017, Mr. DeCaprio has served and continues to serve as Chief Technology Officer of ClosedLoop.ai, an award-winning startup focused on building a healthcare specific data science and machine learning platform. Prior to founding ClosedLoop.ai, Mr. DeCaprio was involved in various successful startups. Among other positions, Mr. DeCaprio has served as Chief Technology Officer of Fina Technologies from June 2008 to January 2015 and as Vice President of Engineering of GNS Healthcare from September 2005 to January 2017. Since May 2015, Mr. DeCaprio has served and presently serves as Chief Executive Officer of Cizr, a technology company focused on improving sports coaching efficiency. Mr. DeCaprio also has significant consulting experience, serving as a consultant for various organizations from 2006 to January 2015, for Baylor College of Medicine from January 2015 to June 2015 and for the Icahn School of Medicine at Mount Sinai from September 2016 to April 2017. Mr. DeCaprio received a Bachelor of Science Degree in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology. Firefly believes that Mr. DeCaprio’s extensive experience in artificial intelligence and software engineering will make him an asset to the company.
Arun Menawat. Dr. Menawat has served as Firefly’s director since August 2024. Dr. Menawat has an accomplished history of executive leadership success in the healthcare industry. Dr. Menawat is the Chief Executive Officer and a Director of Profound Medical Corp. Prior to joining Profound, he served as the Chairman, President and CEO of Novadaq Technologies Inc., a TSX and Nasdaq listed company that marketed medical imaging and therapeutic devices for use in the operating room. Previously, he was President and Chief Operating Officer and Director of another publicly listed medical imaging software company, Cedara Software. His educational background includes a Bachelor of Science in Biology, University of District of Columbia, Washington, D.C., and a Ph.D. in Chemical Engineering, from the University of Maryland, College Park, MD, including graduate research in Biomedical Engineering from the National Institute of Health, Bethesda, MD. He also earned an Executive M.B.A. from the J.L. Kellogg School of Management, Northwestern University, Evanston, IL. Firefly believes that Dr. Menawat’s extensive experience executive leadership roles in medical technology companies, as well as capital markets, make him an asset to the Company.
Brian Posner. Mr. Posner has served as Firefly’s director since August 2024. Mr. Posner has served as Chief Financial Officer at several life science and emerging technology companies. He served as the Chief Financial Officer of electroCore, Inc. (Nasdaq: ECOR) (“electroCore”), a commercial stage bioelectronic medicine and wellness company from Apil 2019 to October 2024. Mr. Posner currently serves as a consultant to electroCore. Prior to electroCore, Mr. Posner served as Chief Financial Officer of Cellectar Biosciences, Alliqua BioMedical, Ocean Power Technologies, Power Medical Interventions and Pharmacopeia. Mr. Posner holds an undergraduate degree in accounting from Queens College and an M.B.A. in managerial accounting from Pace University. Firefly believes Mr. Posner’s extensive experience in public markets will make him an asset to the Company.
Stella Vnook, Ph.D. Dr. Vnook has served as Firefly’s director since August 2024. Dr. Vnook has served as a Chief Executive Officer, Founder, Board Member, C-Suite Advisor with 25 years’ experience driving transformational change for global clinical development portfolios from early-stage R&D to commercialization. She has an extensive background in building and managing successful start-up ventures, commercial scale-up, strategy/execution to support brand launch, research and development, acceleration, IP strategy, Corporate Board selection and formation, business development and investment strategy, venture capital initiatives, as well as managed markets and healthcare economics. Dr. Vnook’s experience includes Chief Executive Officer of Likarda from April 2023 to Present, Board, Founder and President of Oral Biolife from April 2022 to Present, Founder, President and Executive Advisor to Agile Consulting Group from March 2015 to Present, Mentor-In-Residence / Entrepreneur-in-Residence to Penn State University from April 2024 to present. Firefly believes that Dr. Vnook’s extensive experience in executive leadership roles in the pharmaceutical industry make her an asset to the company.
There is no arrangement or understanding between any of the directors or officers identified above and any other person pursuant to which they were selected as a director or officer. None of the directors or officers identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in “Certain Relationships and Related Person Transactions” in this Proxy Statement.

Involvement in Certain Legal Proceedings
None of our directors or executive officers has been involved in any of the following events during the past ten years:
•	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
•
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

•
being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.
Board Diversity and Board Diversity Matrix
We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and our plans and strategies, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.
The following Board Diversity Matrix presents certain diversity statistics, as voluntarily self-identified by our directors, in accordance with Listing Rule 5606 of the Nasdaq Stock Market (“Nasdaq”).

Board Diversity Matrix for Firefly Neuroscience, Inc.
	As of December 3, 2024				As of December 31, 2023
Total Number of Directors	6				3
Gender Identity	Female	Male	Non- Binary	Did Not Disclose Gender	Female	Male	Non- Binary	Did Not Disclose Gender

Directors	1	4		1		3
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3				2
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	2				1

Director Independence
We are required to comply with Nasdaq’s rules in determining whether a director is independent. The Board undertook a review of the independence of the individuals named above and determined that each of the directors except Jon Olsen and Greg Lipschitz qualify as “independent” as defined under the applicable Nasdaq rules.
Nasdaq’s definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, our employee and has not received certain payments from, or engaged in various types of business dealings with us. In addition, the Board has made a subjective determination that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board has reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate us and our management.
With respect to its analysis of Mr. Lipschitz’s independence, the Board considered that certain strategic agreement, dated as of August 12, 2024, by and between us and Bower Four Corp. (the “Lipschitz Agreement”). Pursuant to the Lipschitz Agreement, Mr. Lipschitz, through Bower Four Corp., is entitled to receive aggregate consideration of $950,000 in shares of Common Stock during the term of the Lipschitz Agreement comprised of up to $316,667 of annual service credits over three years, as defined in the Lipschitz Agreement. Additionally, Mr. Olsen is our employee pursuant to his employment agreement with us. See “Narrative Disclosure to Summary Compensation Table.”
Board Committees and Meetings
During the fiscal year ended December 31, 2023, the Board held seven meetings. Our current directors did not attend the 2023 annual meeting of stockholders held in November 2023 and meetings of the board of directors held in the fiscal year ended December 31, 2023, as such meeting was held prior to the consummation of the transactions contemplated by the Agreement and Plan of Merger, as amended. For the year ended December 31, 2023, each member of the Board attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she was a director) and (ii) the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).
The Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of the Board are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. The Board may establish other committees as it deems necessary or appropriate from time to time.
Audit Committee
The Audit Committee of the Board (the “Audit Committee”) consists of Brian Posner (Chairperson), Arun Menawat and Stella Vnook. The Board has determined that each member of the Audit Committee qualifies as “independent” under Nasdaq listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that Mr. Posner is an “audit committee financial expert” within the meaning of SEC regulations and has the requisite financial sophistication under the applicable rules and regulations of Nasdaq. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each audit committee member’s scope of experience and the nature of their employment. The Audit Committee held four meetings in the year ended December 31, 2023.
The primary purpose of the Audit Committee is to assist the Board in its oversight of our accounting and financial reporting processes and our compliance with legal and regulatory requirements. To assist the Board in fulfilling its responsibilities, the Audit Committee: (A) oversees: (i) audits of our financial statements; (ii) the integrity of our financial statements; (iii) our processes relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures; (iv) the qualifications, engagement, compensation, independence and performance of our independent auditor, and the auditor’s conduct of the annual audit of our financial statements and any other services provided to us; and (v) the performance of our internal audit function, if any; and (B) produces the annual report of the Audit Committee. Specific responsibilities of the Audit Committee include, but are not limited, to:
•	appoint, compensate, and oversee the work of any independent auditor;
•	resolve any disagreements between management and the independent auditor regarding financial reporting;

•	pre-approve all audit and permitted non-audit services by the independent auditor;
•
retain independent counsel, accountants, or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board, and determine the appropriate compensation for any such advisors or consultants retained by the Audit Committee;

•	seek any information it requires from our employees or any direct or indirect subsidiary, all of whom are directed to cooperate with the Audit Committee’s requests, or external parties;
•
meet with any officer or employee, the independent auditor or outside counsel, as necessary, or request that any such persons meet with any members of, or advisors or consultants to, the Audit Committee; and

•	oversee that management has established and maintained processes to assure our compliance with applicable laws, regulations and corporate policy.
Compensation Committee
The Compensation Committee of the Board (the “Compensation Committee”) consists of Arun Menawat (Chairperson), David DeCaprio and Brian Posner. The Board has determined each member of the Compensation Committee qualifies as “independent” under Nasdaq listing standards and as “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met once during the year ended December 31, 2023.
The primary purpose of the Compensation Committee is to (A) assist the Board in overseeing our employee compensation policies and practices, including (i) determining and approving the compensation of our Chief Executive Officer and other executive officers, and (ii) reviewing and approving incentive compensation and equity compensation policies and programs, and exercising discretion in the administration of such programs; and (B) produce a compensation discussion and analysis (“CD&A”) of the Compensation Committee, if required by applicable SEC rules. Specific responsibilities of the Compensation Committee include, but are not limited, to:
•
establish a compensation policy for executive officers designed to (i) enhance our profitability and increase stockholder value; (ii) reward executive officers for their contribution to our growth and profitability; (iii) recognize individual initiative, leadership, achievement, and other contributions; and (iv) provide competitive compensation that will attract and retain qualified executives;

•	review competitive practices and trends to determine the adequacy of the executive compensation program;
•	review and consider participation and eligibility in the various components of the total executive compensation package;
•
annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board the CEO’s compensation levels based on this evaluation; the CEO may not be present during any deliberations or voting with respect to the CEO’s compensation;

•	annually review and make recommendations to the Board with respect to compensation of our directors and executive officers other than the CEO;
•	approve employment contracts, severance arrangements, change in control provisions and other agreements;
•
approve and administer cash incentives and deferred compensation plans for executive officers (including any modification to such plans) and oversight of performance objectives and funding for executive incentive plans;

•	approve and oversee reimbursement policies for directors and executive officers;
•	approve and oversee compensation programs involving the use of our stock;
•
if we are required by applicable SEC rules to include a CD&A in our SEC filings, review the CD&A prepared by management, discuss the CD&A with management and, based on such review and discussions, recommend to the Board that the CD&A be included in our Annual Report on Form 10-K, proxy statement, or any other applicable filing as required by the SEC;

•	review all compensation policies and practices for all employees to determine whether such policies and practices create risks that are reasonably likely to have a material adverse effect on us;
•	periodically review executive supplementary benefits and, as appropriate, the organization’s retirement, benefit, and special compensation programs involving significant cost; and
•	fulfill such other duties and responsibilities as may be assigned to the Compensation Committee, from time to time, by the Board and/or the Executive Chairman of the Board.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) consists of Stella Vnook (Chairperson), David DeCaprio and Brian Posner. The Board has determined that each member of the Nominating and Corporate Governance Committee is an independent director in accordance with the rules of Nasdaq and applicable federal securities laws and regulations. The Nominating and Corporate Governance Committee did not hold any meetings in the year ended December 31, 2023.
Specific responsibilities of the Nominating Committee include, but are not limited, to:
•	evaluate the current composition, organization and governance of the Board and its committees, and make recommendations to the Board for approval;
•
annually review for each director and nominee, the particular experience, qualifications, attributes or skills that contribute to the Board’s conclusion that the person should serve or continue to serve as our director, as well as how the directors’ skills and background enable them to function well together as a Board;

•	determine desired Board member skills and attributes and conduct searches for prospective directors whose skills and attributes reflect those desired;
•	evaluate and propose nominees for election to the Board;
•	administer the annual Board performance evaluation process, including conducting surveys of director observations, suggestions and preferences;
•
evaluate and make recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, and proposal of the slate of directors for election to the Board.;

•	as necessary in the Nominating Committee’s judgment from time to time, retain and compensate third party search firms to assist in identifying or evaluating potential nominees to the Board;
•	develop, adopt and oversee the implementation of a Code of Business Conduct and Ethics for all our directors, executive officers and employees;
•
review and maintain oversight of matters relating to the independence of Board and committee members, keeping in mind the independence standards of the Sarbanes-Oxley Act of 2002 and the rules of Nasdaq;

•	oversee and assess the effectiveness of the relationship between the Board and Corporation management; and
•	maintain appropriate records regarding its process of identifying and evaluating candidates for election to the Board.
Code of Business Conduct and Ethics
In connection with the Merger, on August 12, 2024, the Board approved and adopted a new Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our executive officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of the Code of Ethics can be found on our website at www.fireflyneuro.com. In addition, we will post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Ethics. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

Family Relationships
There are no family relationships among our directors or executive officers.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended December 31, 2023, and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than ten percent of the Company’s Common Stock complied with all Section 16(a) filing requirements during such fiscal year.
Board Leadership Structure and Role in Risk Oversight
The Board is committed to promoting our effective, independent governance. The Board believes it is in the best interests of us and our stockholders for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer.
The leadership structure of the Board currently consists of an Executive Chairman who oversees the Board meetings. We currently have two different people holding the roles of Executive Chairman and CEO (principal executive officer) in recognition of the differences between the two roles. Our Board believes this division of responsibility is an effective approach for addressing the risks we face and increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of us and our stockholders. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.
Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board also periodically discusses with management important compliance and quality issues.
In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its oversight of the quality and integrity of our financial statements and our compliance with legal and regulatory requirements relating to our financial statements and related disclosures. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to difference areas of our business risks and our risk mitigation practices.
Anti-Hedging and Anti-Pledging Policies
Under our Insider Trading Policy, our employees, including our executive officers and Board members, are prohibited from hedging the risk associated with ownership of shares of our Common Stock and other securities, as well as from pledging any of our securities as collateral for a loan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
For purposes of this section, references to “WaveDancer” refer to the former WaveDancer, prior to the consummation of the Merger.
WaveDancer Related Party Transactions
The following is a summary of transactions since January 1, 2022, to which WaveDancer has been a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of WaveDancer’s total assets as of the end of the last two completed fiscal years and in which any of the expected directors, executive officers or holders of more than 5% of capital stock of the continuing company, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. The transactions described below occurred prior to the consummation of the Merger.
WaveDancer believes the terms obtained or consideration that WaveDancer paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.
In connection with a private placement of its shares, in August 2022, WaveDancer sold 157,256 shares of its common stock at a price of $12.00 per share to 16 accredited investors. The investors included G. James Benoit, Jr., Chairman and Chief Executive Officer, who purchased 50,000 shares at an aggregate price of $600,000, James C. DiPaula, director, who purchased 20,834 shares at an aggregate price of $250,000, and William C. Pickle, director, who purchased 4,167 shares at an aggregate price of $50,000.
On September 29, 2023, WaveDancer sold 35,000 shares of common stock to G. James Benoit, Jr., Chairman and Chief Executive Officer, at a price of $5.00 per share in a private placement offering from which it raised aggregate gross proceeds of $175,000.
Mr. Benoit is the principal stockholder of Wavetop, which purchased Tellenger in connection with the Merger for $1.5 million.
Firefly Related Party Transactions
Other than as described in the section “Management-Board Leadership Structure-Director Independence” as related to the Lipschitz Agreement (as defined herein), since January 1, 2022, there were no transactions with executive officers, directors or their immediate family members which were in an amount in excess of $120,000, and in which any of the expected directors, executive officers or holders of more than 5% of capital stock of the continuing company, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Other Transactions
Indemnification Agreements
In connection with the Merger, on the Closing Date, we entered into indemnification agreements (each, an “Indemnification Agreement” and collectively, the “Indemnification Agreements”) with each of our directors and executive officers. The Indemnification Agreements provide for indemnification and advancement by us of certain expenses and costs relating to claims, suits, or proceedings arising from service to us or, at our request, service to other entities to the fullest extent permitted by applicable law.
Compensation Matters
We have entered into employment agreements with certain of our executive officers. For a description of agreements with our named executive officers, see the section titled “Executive Compensation-Executive Compensation Arrangements” included elsewhere in this prospectus.
We have granted equity awards to certain of our executive officers. For a description of equity awards granted to our named executive officers, see the section titled “Executive Compensation” included elsewhere in this prospectus.

Related Party Transactions Policy
Pursuant to the Charter of the Audit Committee, the Audit Committee has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Pursuant to such policy, the Audit Committee shall review and approve, prior to our entry into any such transactions, all transactions in which we are or will be a participant, which would be reportable by us under Item 404 of Regulation S-K promulgated under the Securities Act as a result of any of the following persons having or expected to have a direct or indirect material interest (a “Related Person Transaction”):
•	executive officers;
•	members of the Board;
•	beneficial holders of more than 5% of our securities;
•
immediate family members of any of the foregoing persons, with such immediate family members defined as any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or an employee) sharing the household with the executive officer, director or 5% beneficial owner; and

•	any other persons whom the Board determines may be considered to be related persons as defined by Item 404 of Regulation S-K promulgated under the Securities Act.
In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the Audit Committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the Audit Committee. This approval authority may also be delegated to the Chairperson of the Audit Committee in some circumstances. No Related Person Transaction shall be entered into prior to the completion of these procedures.
The Audit Committee or the Chairperson of the Audit Committee, as the case may be, shall approve only those Related Person Transactions that are determined to be in, or not inconsistent with, our and our stockholders’ best interests, taking into account all available facts and circumstances as the Audit Committee or the Chairperson determines in good faith to be necessary in accordance with principles of Delaware law generally applicable to directors of a Delaware corporation. No member of the Audit Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which the member or any of his or her immediate family members has an interest.
The Audit Committee shall adopt any further policies and procedures relating to the approval of Related Person Transactions that it deems necessary or advisable from time to time.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Executive Officer Compensation
This section discusses the material components of the executive compensation program for our named executive officers who are named in the “Summary Compensation Table” below, which such named executive officers consist of (a) any persons who served as our principal executive officer during any part of the year ended December 31, 2023; (b) each of our two most highly compensated executive officers other than our principal executive officer who served as executive officers at the end of 2023; and (c) up to two additional individuals for whom disclosure would have been provided under clause (b) but for the fact that the person was not serving as an executive officer at the end of the fiscal year ended December 31, 2023. For the year ended December 31, 2023, our “named executive officers” and their positions were as follows:
•	Jon Olsen, Chief Executive Officer;
•	Steven Purcell, Chief Financial Officer; and
•	Gil Issachar, Chief Technology Officer.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the fiscal years ended December 31, 2023, and 2022. All amounts in the table below are rounded to the nearest whole dollar.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All other compensation ($)	Total ($)
Jon Olsen Chief Executive Officer	2022	$159,336	$—	$—	$254,706(2)(11)	$—	$414,042
	2023	$168,380	$—	$—(9)	—(3)	$—	$168,380
Stephen Purcell Former Chief Financial Officer	2022	$146,735	$—	$—	$121,615(7)(12)	$—	$268,350
	2023	$121,184	$—	$—	$—(8)	$—	$121,184
Gil Issachar Chief Technology Officer	2022	$177,899	$13,009	$—	$67,124(4)(13)	$56,768	$314,800
	2023	$133,556	$12,575	$—(10)	—(5)	$46,738	$192,869

(1)
Amounts reflect the full grant-date fair value of option awards granted during the relevant fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. Information regarding the assumptions used to calculate the value of all option awards made to our executive officers is provided in Note 11 to the audited consolidated financial statements for the year ended December 31, 2023, contained in our Current Report on Form 8-K filed on August 12, 2024.

(2)
Consists of a grant of options to purchase 112,280 shares of Common Stock at an exercise price of $3.00 per share made to Mr. Olsen on November 17, 2022. 40,545 of such options are currently exercisable as at December, 31 2023.

(3)
Consists of a grant of options to purchase 725,168 shares of Common Stock made to Mr. Olsen on July 8, 2023, of which 271,938 are exercisable as of December 31, 2023. The options have a term of 5 years and an exercise price equal to $5.18 which is a 25% discount to the issue price of Firefly’s equity securities in an initial public offering that results in our Common Stock being listed on the Nasdaq Stock Market or another recognized securities exchange or traded on the over-the-counter market.

(4)
Consists of a grant of options to purchase 28,070 shares of Common Stock at an exercise price of $3.00 per share made to Mr. Issachar on November 17, 2022. 10,136 of such options are currently exercisable as at December,31 2023.

(5)
Consists of a grant of options to purchase 725,168 shares of Common Stock made to Mr. Issachar on July 8, 2023, of which 271,938 are exercisable as of December 31, 2023. The options have a term of 5 years and an exercise price equal to $5.18 which is a 25% discount to the issue price of Firefly’s equity securities in an initial public offering that results in our Common Stock being listed on the Nasdaq Stock Market or another recognized securities exchange or traded on the over-the-counter market.

(6)	On March 7, 2024, Stephen Purcell resigned as our Chief Financial Officer upon the appointment of our current Chief Financial Officer, Paul Krzywicki.
(7)
Consists of a grant of options to purchase 56,140 shares of Common Stock at an exercise price of $3.00 per share made to Mr. Purcell on November 17, 2022. As of the date hereof, such options have expired and are no longer exercisable.

(8)
Consists of a grant of options to purchase 106,122 shares of Common Stock made to Mr. Purcell on July 8, 2023, of which 17,687 are exercisable as of December 31, 2023. The options have a term of 5 years and an exercise price equal to a 25% discount to the issue price of Firefly's equity securities in an initial public offering that results in our Common Stock being listed on the Nasdaq Stock Market or another recognized securities exchange or traded on the over-the-counter market.

(9)	Consists of a restricted share units to purchase valued at $200,000 to Mr. Olsen on July 8, 2023. These shares units vest once the Company lists on a recognized North American Stock Exchange.

(10)	Consists of a restricted share units to purchase valued at $200,000 to Mr. Issachar on July 8, 2023. These shares vest once the Company lists on a recognized North American Stock Exchange.
(11)	Consists of 3,649 options repriced from $72.12 to 28.85 and immediately vested to Mr. Olsen.
(12)	Consists of 694 options repriced from $72.12 to 28.85 and immediately vested to Mr. Purcell.
(13)	Consists of 1,606 options repriced from $72.12 to 28.85 and immediately vested to Mr. Olsen.
Narrative Disclosure to Summary Compensation Table
We have entered into written employment agreements or other arrangements with each of our named executive officers, Jon Olsen, Paul Krzywicki and Gil Issachar. Prior to his departure with the Company, we had also entered into a consulting agreement with Stephen Purcell, our former Chief Financial Officer. We have also entered into an employment agreement with our Chief Financial Officer, Paul Krzywicki. The material terms of the employment agreements or other arrangements with such individuals, as applicable and as currently in effect, are summarized below.
Jon Olsen, Chief Executive Officer
Effective September 4, 2020, we and Mr. Olsen entered into a letter agreement, pursuant to which Firefly offered to employ Mr. Olsen as Chief Executive Officer and a member of our Board on a consultancy basis for a period of 90 days (the “Olsen Letter Agreement”). Under the Olsen Letter Agreement, Mr. Olsen was entitled to an effective annual base salary of $102,000, payable monthly.
Mr. Olsen’s employment with us pursuant to the Olsen Employment Agreement commenced as of the effective date of the Olsen Employment Agreement and expired 90 days later.
Effective January 4, 2024, we and Slate Water Ltd., a corporation incorporated pursuant to the laws of Ontario, of which Mr. Olsen serves as the President, entered into an agreement pursuant to which Mr. Olsen was hired on a consultancy basis to serve as our Chief Executive Officer (the “CEO Consultancy Agreement”). Pursuant to the CEO Consultancy Agreement, Mr. Olsen is entitled to an effective annual base salary of $180,000, payable monthly. Additional performance bonuses, stock options and targets may be established on an annual basis by the Board. The CEO Consultancy Agreement shall continue indefinitely unless terminated by the parties thereto pursuant to its terms. Either party may terminate the CEO Consultancy Agreement for any reason with 90 days’ notice or without such notice in certain designated cases of cause.
The CEO Consultancy Agreement also contains certain standard confidentiality, non-competition, non-solicit, waiver and indemnity provisions.
Gil Issachar, Chief Technology Officer
Effective February 2, 2017, we and Mr. Issachar entered into an employment agreement, which was subsequently amended by four amendments dated April 28, 2018, December 16, 2018, July 1, 2019 and December 11, 2019, respectively, each of which raised Mr. Issachar’s base salary in connection with promotions or other events, and that certain Contract Addendum, dated June 21, 2021 (such agreement, as amended, the “Issachar Employment Agreement”), pursuant to which Mr. Issachar was hired as a research and data scientist. Mr. Issachar now serves as our Chief Technology Officer. Under the Issachar Employment Agreement, as amended, Mr. Issachar is entitled to a monthly base salary of approximately $13,340 on an as-converted basis in U.S. dollars. Mr. Issachar received bonus compensation in the form of a one-time lump-sum cash payment equal to two months of salary in 2021, pursuant to the addendum to the Issachar Employment Agreement. Mr. Issachar is also entitled to an annual bonus in the amount of one month’s salary at the end of each calendar year. Firefly also agrees to provide contributions for the cost of pension and education funds, managers’ insurance, disability policies, and other benefits for Mr. Issachar during the term of employment under the Issachar Employment Agreement.
Mr. Issachar’s employment with us pursuant to the Issachar Employment Agreement commenced as of the effective date of the Issachar Employment Agreement and will continue until terminated by either party, with such termination effective upon the provision of written notice to the other party. In any event of termination of employment by applicable prior written notice, Firefly shall be entitled to terminate Mr. Issachar’s employment, immediately or at any time during the prior notice period, and in such event, if and to the extent required by applicable law, Firefly shall pay Mr. Issachar full or partial prior notice redemption, as applicable. Notwithstanding the foregoing, in the event of termination of the Issachar Employment by us for cause, we shall not be required to pay the redemption of the advance notice period.

The Issachar Employment Agreement also contains certain standard confidentiality and assignment of inventions provisions.
Paul Krzywicki, Chief Financial Officer
Effective as of November 13, 2023, we and Mr. Krzywicki entered into that certain Consulting Agreement (the “Krzywicki Employment Agreement”), pursuant to which we agreed to retain Mr. Krzywicki as consultant, which such duties including serving as our controller and performing any services within the normal duties of such position. Pursuant to the Krzywicki Employment Agreement, Mr. Krzywicki is entitled to a monthly base salary of CAD 11,250 per month and reimbursable expenses for all reasonable ordinary and customary business expenditures in connection with the services performed pursuant to the Krzywicki Employment Agreement. The Krzywicki Employment Agreement may be terminated by either party upon 15 days’ advance written notice, or upon seven days’ written notice if the other party, having committed a material breach of the Krzywicki Employment Agreement, fails to correct the same promptly after receiving written notice with respect thereto from the first party. On March 7, 2024, Mr. Krzywicki was appointed as Chief Financial Officer of the Company.
The Krzywicki Employment Agreement also contains certain standard confidentiality and assignment of inventions provisions.
Stephen Purcell, Former Chief Financial Officer
On May 13, 2021, we entered into a consulting agreement with ElMindA Ltd. (the “Purcell Agreement”), pursuant to which we retained Stephen Purcell as our Project Coordinator, and on November 23, 2021, Mr. Purcell was appointed as our Chief Financial Officer. The term of the Purcell Agreement commenced on May 17, 2021, and could be terminated by either us or Mr. Purcell with requisite notice pursuant to the terms and conditions of the Purcell Agreement. Pursuant to the Purcell Agreement, Mr. Purcell was entitled to a fee of $12,500 per month. The Purcell Agreement also contained certain non-solicitation, non-competition and confidentiality provisions customary for agreements of such nature. On March 7, 2024, Mr. Purcell resigned as our Chief Financial Officer upon the appointment of Paul Krzywicki as our Chief Financial Officer.
Equity Compensation
We have offered stock options to our named executive officers (in addition to certain non-executive employees) as the long-term incentive component of our compensation program. Our stock options are subject to the terms and conditions of our 2007 Incentive Plan and allow employees to purchase shares of our Common Stock at a price per share not less than the fair market value of a share of our Common Stock on the date of grant. Other terms of such stock options, such as vesting schedules, exercise periods and forfeiture upon termination of the participant’s employment with us, are subject to the discretion of the Board and as set forth in the individual award agreements evidencing the grant of such options.
On November 17, 2022, Mr. Olsen was granted options to purchase 112,280 shares of our Common Stock, at an exercise price of $3.00. All such options vest monthly. The options have a term of ten years and expire on November 17, 2032. 40,545 of such options are currently exercisable.
On July 8, 2023, Mr. Olsen was granted options to purchase 725,168 shares of our Common Stock, at an exercise price described in footnote (3) above. All such options vest monthly. The options had an original term of five years from the date of grant, subject to earlier termination in the case of Mr. Olsen’s termination of employment with us, death, disability, retirement or termination for cause. 271,938 of such options are currently exercisable.
On July 8, 2023, Mr. Olsen was granted restricted share units valued at $200,000. These share units vest once the Company lists on a recognized North American Stock Exchange where the opening price is used to calculate the quantity.
On November 17, 2022, Mr. Issachar was granted options to purchase 28,070 shares our Common Stock, at an exercise price of $3.00. All such options vest monthly. The options have a term of ten years and expire on November 17, 2032. 10,136 of such options are currently exercisable.
On July 8, 2023, Mr. Issachar was granted options to purchase 725,168 shares of our Common Stock, at an exercise price of described in footnote (5) above. All such options vest monthly. The options had an original term of five years from the date of grant, subject to earlier termination in the case of Mr. Olsen’s termination of employment with us, death, disability, retirement or termination for cause. 271,938 of such options are currently exercisable.

On November 17, 2022, Mr. Issachar was granted options to purchase 28,070 shares our Common Stock, at an exercise price of $3.00. All such options vest monthly. The options have a term of ten years and expire on November 17, 2032. 10,136 of such options are currently exercisable.
On November 17, 2022, Mr. Purcell was granted options to purchase 56,140 shares our Common Stock, at an exercise price of $3.00. All such options vest monthly. The options have a term of ten years and expire on November 17, 2032. 20,272 of such options are currently exercisable.
On July 8, 2023, Mr. Purcell was granted options to purchase 106,122 shares of our Common Stock, at an exercise price of described in footnote (5) above. All such options vest monthly. The options had an original term of five years from the date of grant, subject to earlier termination in the case of Mr. Purcell’s termination of employment with us, death, disability, retirement or termination for cause. 17,687 of such options are currently exercisable.
Other Elements of Compensation
Pursuant to the terms of their respective employment agreements or arrangements, we provide and cover the costs of disability insurance policies and provide contributions to a pension fund for each of Mr. Olsen and Mr. Issachar. For the years ended December 31, 2023, and 2022, there were no health insurance or pension expenses for Mr. Olsen.
Potential Payments Upon Termination of Employment or Change in Control
Upon consummation of the Merger, each outstanding option to acquire shares of our Common Stock held by executive officers was converted into an option to acquire shares of Common Stock, post-Merger. In addition, our executive officers also have certain rights to indemnification or to directors’ and officers’ liability insurance that survived the completion of the Merger.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain of our financial performance. For the most recently completed fiscal year, we did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our named executive officers (our “NEOs”), to our performance. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. For further information regarding our compensation philosophy and how we seek to align executive compensation with our performance, refer to the section titled “Executive Compensation” above.
The following table shows the past three fiscal years’ total compensation for our principal executive officer (“PEO”) and non-PEOs as set forth in the Summary Compensation Table (“SCT”), the compensation actually paid (“CAP”) to our NEOs (as determined pursuant to SEC rules), our total shareholder return (“TSR”), and our net loss. SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the pay versus performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a valuation calculated under applicable SEC rules. The methodology for calculating CAP as required by Item 402(v) of Regulation S-K takes into account (among other things) changes in share price and its impact on the fair value of equity awards.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Loss(6)
2023	$168,380	$9,932	$157,207	$97,606	$2.47	$(2,603,000)
2022	$414,042	$380,400	$291,575	$284,018	$39.97	$(3,904,000)
2021	$176,657	$176,205	$187,210	$172,841	$100.00	$(4,381,000)
(1)
The dollar amounts reported are the amounts of total compensation reported for our PEO, Jon Olsen, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation - Summary Compensation Table.”

(2)
The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts reported are the amounts of total compensation reported for Mr. Olsen during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Summary Compensation Table and the table below for further information.

(3)	The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEO, namely Stephen Purcell, and Gil Issachar.
(4)
The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with Item 402(v) of Regulation S-K, for our NEOs, other than our PEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEO in the Summary Compensation Table for fiscal years 2023, 2022 and 2021, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.

(5)
Represents the cumulative total shareholder return, as calculated in accordance with Item 201(e) of Regulation S-X, assuming an initial fixed investment of $100 for the period starting December 31, 2020, through the end of each listed year. We did not pay dividends during the period. Prior to the Merger, the fair value of a share of Private Firefly Neuroscience common stock was $72.12, $28.82 and $1.78 as of December 31, 2021, 2022 and 2023, respectively.

(6)	Represents the stand-alone private company net income of Firefly Neuroscience, Inc., prior to the merger with WaveDancer on August 12, 2024.
The table below summarizes the adjustments to the total amount reported in the SCT for the PEO and Non-PEO Named Executive Officers (“Non-PEO NEOs”) in calculating CAP for the current fiscal year:

Compensation Actually Paid	PEO	Average for Non-PEO NEOs
Summary Compensation Table – Total Compensation	$168,380	$157,027
- Grant Date Fair Value of Equity Awards	—	—
+ Fair Value at Year-End of Outstanding Unvested Awards Granted During the Year	—	—
+ Change in Fair Value of Outstanding Unvested Awards from Prior Year to Current Year	(151,729)	(56,901)
+ Change in Fair Value of Current Year Awards Vesting During the Year	—	—
+ Change in Fair Value of Prior Year Awards Vesting During the Year	(6,719)	(2,520)
= Compensation Actually Paid	$9,932	$97,606

Analysis of the Information Presented in the Pay versus Performance Table
Compensation Actually Paid and Net Loss
The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO Named Executive Officers, and our net loss during the three most recently completed fiscal years.

Net Loss vs. Compensation (2021 - 2023)
Net loss
Net Loss
$ -
$ (1,000,000)
$ (2,000,000)
$ (3,000,000)
$ (4,000,000)
$ (5,000,000)
$ 400,000
$ 350,000
$ 300,000
$ 250,000
$ 200,000
$ 100,000
$ 50,000
$ -
Compensation Actually Paid
2021
2022
2023
Compensation Actually Paid to PEO (2)
Average Compensation Actually Paid to Non-PEO NEOs
Net loss

From 2021 to 2022, our net loss improved, and the CAP to our PEO and Non-PEO Named Executive Officers increased.
From 2022 to 2023, our net loss continued to improve, while the CAP to our PEO and Non-PEO Named Executive Officers also decreased.

Compensation Actually Paid and Cumulative TSR
The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO Named Executive Officers, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Net Loss vs. Compensation (2021 - 2023)
Net loss
Net Loss
$ -
$ (1,000,000)
$ (2,000,000)
$ (3,000,000)
$ (4,000,000)
$ (5,000,000)
Compensation Actually Paid
$ 400,000
$ 350,000
$ 300,000
$ 250,000
$ 200,000
$ 100,000
$ 50,000
$ -
2021
2022
2023
Compensation Actually Paid to PEO (2)
Average Compensation Actually Paid to Non-PEO NEOs
Net loss

From 2021 to 2023, the value of an initial fixed $100 investment in our common stock based on cumulative TSR decreased each year, and the CAP to our PEO and Non-PEO Named Executive Officers increased between 2021 and 2022, and then decreased between 2022 and 2023. Equity awards are a significant component of our executive compensation program. Therefore, cumulative TSR has a significant impact on our CAP, particularly for executives who have been with us for several years and who have multiple years of outstanding awards. The impact is more pronounced for our PEO, given the heavier weighting of stock options as part of his compensation versus the other Named Executive Officers (“NEOs”). The methodology for calculating CAP as required by Item 402(v) of Regulation S-K takes into account (among other things) the weighting of equity in our compensation programs. The increase in CAP for the PEO and NEOs during 2022 is primarily result of an equity grant during the year; the decrease in CAP for the PEO and NEOs during 2023 is the result of the decline in our stock price during 2023.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning the outstanding equity awards that have been previously awarded to each of our named executive officers and which remain outstanding as of December 31, 2023. We do not have any equity incentive plans other than the Firefly 2007 Incentive Plan, the Firefly 2023 Incentive Plan and the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan. As of the date hereof, there are no share-based award plans for any of Firefly’s named executive officers or directors. All options vest monthly, beginning as of their respective grant dates.

Named Executive Officer	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price	Option expiration date
Jon Olsen	139	—	—	$28.85	9/25/2030
	2,635	—	—	$28.85	12/14/2030
	832	—	—	$28.85	6/21/2031
	4,217	7,461	—	$28.85	11/17/2032
	28,287	47,136	—	$(1)	7/8/2028
Gil Issachar	13	—	—	$28.85	8/13/2018
	222	—	—	$28.85	10/14/2030
	76	123	—	$28.85	4/1/2031
	12,573	—	—	$28.85	6/21/2031
	1,054	1,865	—	$28.82	11/17/2032
	28,282	47,136	—	$(1)	7/8/2028
Steephen Purcel	693	—		$28.85	6/21/2031
	2,109	3,731	—	$28.85	11/17/2032
	1,840	9,197		$(1)	7/8/2028

(1)	Equals 25% discount to the issue price of Firefly’s equity securities issued in an IPO Transaction.
Firefly 2007 Incentive Plan
Firefly adopted the Firefly 2007 Share Option Plan (the “Firefly 2007 Incentive Plan”) in 2007 for the purpose of granting stock options to employees, service providers, and consultants under Israeli law. The Firefly 2007 Incentive Plan provides for grants to be issued at the determination of the Board and/or any committee of the Board so appointed by the Board in accordance with applicable laws.
At the effective time of the merger, WaveDancer assumed all of Firefly’s rights and obligations under all stock options granted under the Firefly 2007 Incentive Plan that are outstanding immediately prior to the effective time of the merger. In addition, the Firefly 2007 Incentive Plan will be assumed by WaveDancer at the effective time of the merger, provided that no additional awards may be issued thereunder.
Authorized Shares. A total of 300,000 shares of Common Stock have been authorized for the grant of awards under the Firefly 2007 Incentive Plan.
Plan Administration. The Firefly 2007 Incentive Plan is administered by the Board, either directly or upon the recommendation of any committee of the Board so appointed by the Board (the “Committee”). Except as otherwise provided in the Firefly 2007 Incentive Plan, the Committee shall have the power to recommend to the Board, and the Board has full power and authority, to designate optionees, determine the terms and provisions of stock option agreements, determine the fair market value of the shares of Common Stock covered by each stock option, classify whether an award shall be granted pursuant to Section 102 (as defined below) or Section 3(i) (as defined below), designate grants made pursuant to Section 102 as either grants made through a trustee or not through a trustee, alter any restrictions and conditions of any awards, and make all other determinations deemed necessary or advisable for the administration of the Firefly 2007 Incentive Plan.

Stock Options. The Firefly 2007 Incentive Plan provides for the grant of stock options pursuant and subject to (i) Section 102 of the Israeli Income Tax Ordinance (New Version), 1961 (the “Income Tax Ordinance”) or any provision which may amend or replace it and any regulations, rules, orders or procedures promulgated thereunder (collectively, “Section 102”) and to classify them as (x) either grants made through a trustee or not through a trustee; and (y) grants qualified under capital gain or ordinary income tax treatment; and (ii) Section 3(i) of the Income Tax Ordinance (“Section 3(i)”). In connection with a grant of stock options, grantees receive the right to purchase a specified number of shares of Common Stock at a specified option exercise price, vesting schedule, and other terms and conditions as are specified by the Board and included in the applicable award agreement. The purchase price of each share of Common Stock shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time.
Options may be exercised by the optionee by giving written notice to Firefly and/or to any third party designated by Firefly, in such form and method as may be determined by Firefly and when applicable, by the trustee in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice and the payment of the purchase price. Such notice shall specify the number of shares of Common Stock with respect to which the option is being exercised. Options may be exercised by the optionee in whole at any time or in part from time to time, to the extent that the options become vested and exercisable, prior to their expiration date, and provided that the optionee is employed by or providing services to Firefly or any of its affiliates during the period beginning with grant date and ending upon the date of exercise. Options, to the extent not previously exercised, shall terminate upon the earlier of: (i) the date set forth in the option agreement; (ii) ninety days after a termination without cause; (iii) six months following a termination as a result of death or disability; or (iv) if further extended by the Committee prior to date of termination.
Dividends. With respect to all shares of Common Stock allocated or issued upon the exercise of options purchased by the optionee and held by the optionee or by the trustee, as the case may be, the optionee shall be entitled to receive dividends in accordance with the quantity of such shares of Common Stock, subject to Firefly’s Articles of Association (and all amendments thereto) and any applicable taxation on distribution of dividends and, when applicable, subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder.
Certain Adjustments; Corporate Transaction Events. In the event of a merger, acquisition or reorganization of Firefly with one or more other entities in which Firefly is not the surviving entity or a sale of all or substantially all of the assets of Firefly, the Board or the Committee may resolve that the unexercised options then outstanding under the Firefly 2007 Incentive Plan shall be assumed or substituted for an appropriate number of shares or other securities of the successor company (or a parent or subsidiary of the successor company) as were distributed to the shareholders of Firefly in connection and with respect to such a transaction. In the case of such assumption and/or substitution of options, appropriate adjustments shall be made to the purchase price so as to reflect such action and all other terms and conditions of the option agreements shall remain unchanged, including, but not limited to, the vesting schedule, subject to the determination of the Committee or the Board, which determination shall be in their sole and absolute discretion.
Amendment, Termination. The Board may at any time, but when applicable, after consultation with the trustee, amend, alter, suspend or terminate the Firefly 2007 Incentive Plan. No amendment, alteration, suspension, or termination of the Firefly 2007 Incentive Plan shall impair the rights of any optionee, unless mutually agreed otherwise between the optionee and Firefly, which agreement must be in writing and signed by the optionee and Firefly. Termination of the Firefly 2007 Incentive Plan shall not affect the Committee’s ability to exercise the powers granted to it under the Firefly 2007 Incentive Plan prior to the date of such termination.
Firefly 2023 Incentive Plan
Firefly adopted the Firefly 2023 Omnibus Equity Incentive Plan (the “Firefly 2023 Incentive Plan”) on July 8, 2023. The Firefly 2023 Incentive Plan was adopted to advance the interest of Firefly’s stockholders by enhancing Firefly’s ability to attract, retain, and motivate persons who are expected to make important contributions to Firefly by (i) providing Firefly with a mechanism to attract, retain and motivate highly qualified directors, officers, employees and consultants, (ii) aligning the interests of such persons with those of Firefly’s stockholders, and (iii) enabling and encouraging such persons to participate in the long-term growth of Firefly. The Firefly 2023 Incentive Plan authorizes the grant of stock options, share appreciation rights, deferred share units, restricted share units, and performance share units, or a combination of the foregoing.

At the effective time of the merger, we assumed all of Firefly’s rights and obligations under all stock options granted under the Firefly 2023 Incentive Plan that are outstanding immediately prior to the effective time of the merger. In addition, the Firefly 2023 Incentive Plan will be assumed by WaveDancer at the effective time of the merger, provided that no additional awards may be issued thereunder.
Authorized Shares. A total of 4,440,355 shares of Common Stock have been authorized for the grant of awards under the Firefly 2023 Incentive Plan.
Plan Administration. The Firefly 2023 Incentive Plan is administered by the Board or if so delegated in whole or in part by the Board, the Compensation Committee, or any other duly authorized committee of the Board appointed by the Board to administer the Firefly 2023 Incentive Plan (the “Committee”). The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Firefly 2023 Incentive Plan and any award agreement or other agreement ancillary to or in connection with the Firefly 2023 Incentive Plan, to determine eligibility for awards, and to adopt such rules, regulations and guidelines for administering the Firefly 2023 Incentive Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting award recipients, establishing all award terms and conditions, including grant, exercise price, issue price and vesting terms, whether awards payout in cash or shares where applicable, determining any performance goals applicable to awards and whether such performance goals have been achieved and adopting modifications and amendments to the Firefly 2023 Incentive Plan or any award agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the jurisdictions in which Firefly and its affiliates operate.
Stock Options. Options granted under the Firefly 2023 Incentive Plan may be granted to participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion. Each stock option grant shall be evidenced by an award agreement that shall specify the option price, the duration of the option, the number of shares to which the option pertains, the conditions, if any, upon which an option shall become vested and exercisable, and any such other provisions as the Committee shall determine. Options may not have an exercise price per share of less than 100% of the fair market value of a share on the date of grant. Subject to any provisions of the Firefly 2023 Incentive Plan or the applicable award agreement relating to acceleration of vesting of options, regulatory requirements and the policies of the designated stock exchange or trading platform, the Committee shall determine the vesting provisions of each grant of options at the time. Notwithstanding the foregoing, options granted to any consultant or persons retained to provide investor relations activities shall vest in stages over a period of not less than twelve months with no more than one-quarter of the options vesting in any three-month period. Each option shall expire at such time as the Committee shall determine at the time of grant, provided, however, that, subject to any blackout periods, no option shall be exercisable later than the seventh anniversary date of its grant. The treatment of options under the Firefly 2023 Incentive Plan upon a participant’s termination of employment with or service to Firefly is set forth in the applicable award agreement or the Firefly 2023 Incentive Plan, but in no event can options terminate more than one year following the participant’s termination.
Share Appreciation Rights (“SARS”). Subject to any provisions of the Firefly 2023 Incentive Plan or an applicable award agreement, SARs may be granted to participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion. Each SAR award shall be evidenced by an award agreement that shall specify the grant price, the term, and any such other provisions as the Committee shall determine. No SAR shall be exercisable later than the tenth anniversary date of its grant. Upon the exercise of a SAR, a participant shall be entitled to receive payment from Firefly in an amount representing the difference between the of the underlying shares on the date of exercise over the grant price. At the discretion of the Committee, the payment upon the exercise of a SAR may be in cash, shares of equivalent value (based on the fair market value of the shares on the date of exercise of the SAR, as defined in the award agreement or otherwise defined by the Committee thereafter), in some combination thereof, or in any other form approved by the Committee at its sole discretion. The treatment of SARs under the Firefly 2023 Incentive Plan upon a participant’s termination of employment with or service to Firefly is set forth in the applicable award agreement or the Firefly 2023 Incentive Plan, but in no event can SARs terminate more than one year following the participant’s termination.
Deferred Share Units. Subject to any provisions of the Firefly 2023 Incentive Plan or an applicable award agreement, the Committee, at any time and from time to time, may grant Deferred Share Units to participants in such amounts and upon such terms as the Committee shall determine. Each Deferred Share Unit grant shall be evidenced by an award agreement that shall specify the number of Deferred Share Units granted, the settlement date for Deferred Share Units, and any other provisions as the Committee shall determine, including, but not limited to, a requirement that participants pay a stipulated purchase price for each Deferred Share Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions, restrictions under applicable laws or other requirements, or holding requirements or sale restrictions placed on the shares upon vesting of such Deferred Share Units. The treatment of Deferred Share Units under the Firefly 2023 Incentive Plan upon a participant’s termination of employment with or service to Firefly is set forth in the applicable award agreement or the Firefly 2023 Incentive Plan, but in no event can Deferred Share Units terminate more than one year following the participant’s termination.
Restricted Share Units. Subject to any provisions of the Firefly 2023 Incentive Plan or an applicable award agreement, the Committee, at any time and from time to time, may grant Restricted Share Units to participants in such amounts and upon such terms as the Committee shall determine. Each Restricted Share Unit grant shall be evidenced by an award agreement that shall specify the period of any restrictions, the number of Restricted Share Units granted, the settlement date for Restricted Share Units, whether such Restricted Share Unit is settled in cash, shares or a combination thereof or if the form of payment is reserved for later determination by the Committee, and any such other provisions as the Committee shall determine, provided that unless otherwise determined by the Committee or as set out in any award agreement. The Committee shall impose, in the award agreement at the time of grant, such other conditions and/or restrictions on any Restricted Share Units granted pursuant to the Firefly 2023 Incentive Plan as it may deem advisable, including, without limitation, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or other requirements.
Performance Share Units. Subject to any provisions of the Firefly 2023 Incentive Plan or an applicable award agreement, the Committee, at any time and from time to time, may grant Performance Share Units to participants in such amounts and upon such terms as the Committee shall determine. Each Performance Share Unit shall have an initial value equal to the fair market value of a share on the date of grant. The Committee shall set performance criteria for a performance period in its discretion, which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and set forth in the award agreement, the value and/or number of each Performance Share Unit that will be paid to the participant. Subject to the terms of the Firefly 2023 Incentive Plan and the applicable award agreement, after the applicable performance period has ended, the holder of Performance Share Units shall be entitled to receive payout on the value and number of Performance Share Units, determined as a function of the extent to which the corresponding performance criteria have been achieved. Notwithstanding the foregoing, Firefly shall have the ability to require the participant to hold any shares received pursuant to such award for a specified period of time. Payment of earned Performance Share Units shall be as determined by the Committee and as set forth in the award agreement. Subject to the terms of the Firefly 2023 Incentive Plan, the Committee, in its sole discretion, may pay earned Performance Share Units in the form of: (i) cash equal to the value of the earned Performance Share Units at the end of the applicable performance period, (ii) a number of shares issued from treasury equal to the number of earned Performance Share Units at the end of the applicable performance period, or (iii) in a combination thereof in the discretion of Firefly. Any shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such awards shall be set forth in the award agreement for the grant of the award or reserved for later determination. The treatment of Performance Share Units under the Firefly 2023 Incentive Plan upon a participant’s termination of employment with or service to Firefly is set forth in the applicable award agreement or the Firefly 2023 Incentive Plan, but in no event can Performance Share Units terminate more than one year following the participant’s termination.
Certain Adjustments; Corporate Reorganization Events. In the event of any corporate event or transaction (collectively, a “Corporate Reorganization”) (including, but not limited to, a change in the shares or the capitalization of Firefly) such as a merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of Firefly, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of Firefly, or any similar corporate event or transaction, the Committee shall make or provide for such adjustments or substitutions, as applicable, in the number and kind of shares that may be issued under the Firefly 2023 Incentive Plan, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the limit on issuing awards other than options granted with an option price equal to at least the fair market value of a share on the date of grant or SARs with a grant price equal to at least the fair market value of a share on the date of grant, and any other value determinations applicable to outstanding awards or to the Firefly 2023 Incentive Plan, as are equitably necessary to prevent dilution or enlargement of participants’ rights under the Firefly 2023 Incentive Plan that otherwise would result from such corporate event or transaction. In connection with a Corporate Reorganization, the Committee shall have the discretion to permit a holder of options to purchase (at the times, for the consideration, and subject to the terms and conditions set out in the Firefly 2023 Incentive Plan and the applicable award agreement) and the holder will then accept on the exercise of such option, in lieu of the shares that such holder would otherwise have been entitled to purchase, the kind and amount of shares or other securities or property that such holder would have been entitled to receive as a result of the Corporate Reorganization if, on the effective date thereof, that holder had owned all shares that were subject to the option. Such adjustments shall be made automatically, without the necessity of Committee action, on the customary arithmetical basis in the case of any stock split, including a stock split effected by means of a stock dividend, and in the case of any other dividend paid in shares.
The Committee shall also make appropriate adjustments in the terms of any awards under the Firefly 2023 Incentive Plan as are equitably necessary to reflect such Corporate Reorganization and may modify any other terms of outstanding awards, including modifications of performance criteria and changes in the length of performance periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on participants under the Firefly 2023 Incentive Plan, provided that any such adjustments must comply with Section 409A of the Code with respect to any U.S. participants. Subject to the Firefly 2023 Incentive Plan and any applicable law or regulatory requirement, without affecting the number of shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution or conversion of awards under the Firefly 2023 Incentive Plan in connection with any Corporate Reorganization, upon such terms and conditions as it may deem appropriate. Additionally, the Committee may amend the Plan, or adopt supplements to the Firefly 2023 Incentive Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution or conversion as provided in the previous sentence.
Amendment, Termination. The Firefly board at any time, and from time to time, may amend or suspend any provision of an award or the Firefly 2023 Incentive Plan, or terminate the Firefly 2023 Incentive Plan, subject to those provisions that require the approval of security holders or any governmental or regulatory body regardless of whether any such amendment or suspension is material, fundamental or otherwise, and notwithstanding any rule of common law or equity to the contrary.
Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan
Prior to the consummation of the Merger, at a special meeting of WaveDancer’s stockholders on March 14, 2024, the stockholders of WaveDancer considered and approved the WaveDancer 2024 Long-Term Incentive Plan (the “WaveDancer Incentive Plan”). The WaveDancer Incentive Plan was previously approved and adopted, subject to stockholder approval, by the WaveDancer Board on February 1, 2024, and approved by the stockholders on March 14, 2024. Following the consummation of the Merger, the Board approved the adoption of the WaveDancer Incentive Plan and to change the name of the WaveDancer Incentive Plan to the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan (the “2024 Plan”).
Purpose. The purpose of the 2024 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of our key employees, key contractors, and non-employee directors of Firefly or any of our subsidiaries. The 2024 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our Common Stock. The 2024 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.
Effective Date and Expiration. The 2024 Plan was approved by board of directors of WaveDancer on February 1, 2024, and approved the stockholders of WaveDancer on March 14, 2024 (the “Effective Date”). The 2024 Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by our Board. No awards may be made under the 2024 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.
Share Authorization. Subject to certain adjustments, the number of shares of our Common Stock that are reserved for issuance pursuant to awards under the 2024 Plan is eight hundred thirty-three thousand three hundred thirty-three (833,333) shares, 100% of which may be delivered as incentive stock options. Shares to be issued may be made available from authorized but unissued shares of our Common Stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2024 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2024 Plan. If an award under the 2024 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2024 Plan. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2024 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2024 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Shares of Common Stock that are otherwise deliverable pursuant to an award under the 2024 Plan that are withheld in payment of the option price of an option or for payment of applicable employment taxes and/or withholding obligations resulting from the award shall be treated as delivered to the award recipient and shall be counted against the maximum number of shares of our Common Stock that may be issued under the 2024 Plan. Only shares forfeited back to us or cancelled on account of termination, expiration, or lapse of an award shall again be available for grant of incentive stock options under the 2024 Plan but shall not increase the maximum number of shares described above as the maximum number of shares of our Common Stock that may be delivered pursuant to incentive stock options.
Administration. Subject to the terms of the 2024 Plan, the 2024 Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). Membership on the Committee shall be limited to “non-employee directors” in accordance with Rule 16b-3 under the Exchange Act. The Committee may delegate certain duties to one or more officers as provided in the 2024 Plan. The Committee will determine the persons to whom awards are to be made, determine the type, size and terms of awards, interpret the 2024 Plan, establish and revise rules and regulations relating to the 2024 Plan and make any other determinations that it believes necessary for the administration of the 2024 Plan.
Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of Firefly or any of our subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance, are eligible to participate in the 2024 Plan. As of the date of this prospectus, we have seven full time employees and six contractors who would be eligible for awards under the 2024 Plan.
Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of Firefly and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years.
Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of Firefly; (ii) by delivering to us shares of our Common Stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion. No dividends or dividend equivalent rights may be paid or granted with respect to any stock options granted under the 2024 Plan.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2024 Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of our Common Stock on the date of grant. The exercise price of a SAR cannot be less than 100% of the fair market value of a share of our Common Stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in Common Stock, cash, or a combination of both as determined by the Committee. No dividends or dividend equivalent rights may be paid or granted with respect to any SARs granted under the 2024 Plan.
Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions and conditions. Except as otherwise provided in the 2024 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of Firefly holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon.
Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to our Common Stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2024 Plan and, to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.
Performance Goals. Awards (whether relating to cash or Common Stock) under the 2024 Plan may be made subject to the attainment of performance goals relating to one or more business criteria, and may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of Firefly as a whole or any business unit of Firefly and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of our annual report.
Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2024 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.
Vesting of Awards, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2024 Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.
The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of our financial statements as set forth in our clawback policy, if any, as such policy may be approved or modified by our Board from time to time.
Awards granted under the 2024 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of awards to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such awards are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of awards shall be prohibited except those by will or the laws of descent and distribution.
Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities, issuance of warrants or other rights to purchase shares of Common Stock or other securities, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the option price of each outstanding stock option; (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2024 Plan; and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2024 Plan, to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2024 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.
No Repricing of Stock Options or SARs. The Committee may not “reprice” any stock option or SAR without stockholder approval. For purposes of the 2024 Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its exercise price or base price, (ii) canceling a stock option or SAR at a time when its exercise price or base price exceeds the fair market value of a share of Common Stock in exchange for cash or a stock option, SAR, award of restricted stock or other equity award, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2024 Plan.
Recoupment for Restatements. The Committee may recoup all or any portion of any shares or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our clawback policy, if any, approved by the Board from time to time.
Amendment, Termination. Our Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2024 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2024 Plan and any awards under the 2024 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by our Board regarding amendment or discontinuance of the 2024 Plan may adversely affect any rights of any participants or obligations to any participants with respect to any outstanding awards under the 2024 Plan without the consent of the affected participant.
Director Compensation
The following table sets forth summary information concerning the total compensation earned for each non-employee member of the Board (which excludes Jon Olsen who serves as our Chief Executive Officer) during the years ended December 31, 2023, and 2022, and is contemplated to continue serving as a director. All compensation paid to Mr. Olsen is reported above under the heading “Summary Compensation Table,” above. Mr. Olsen serves as our Chief Executive Officer and receives compensation for the services rendered for the position and does not receive additional compensation for their services as directors.

Name	Year	Salary	Bonus	Stock Awards	Option awards(1)	All other compensation	Total
Greg Lipschitz(2)	2022	—	—	—	—	—	—
	2023	—	—	—	—	—	—
David DeCaprio(3)	2022	—	—	—	—	—	—
	2023	—	—	—	—	—	—
Arun Menawat(4)	2022	—	—	—	—	—	—
	2023	—	—	—	—	—	—
Brian Posner(5)	2022	—	—	—	—	—	—
	2023	—	—	—	—	—	—
Scott Reeves(6)	2022	—	—	—	—	—	—
	2023	—	—	—	—	—	—
Stella Vnook(7)	2022	—	—	—	—	—	—
	2023	—	—	—	—	—	—

(1)
Amounts reflect the full grant—date fair value of option awards granted during the relevant fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual.

(2)
Consists of a grant of options to purchase 530,610 shares of Common Stock made to 2686255 Ontario Inc., an entity controlled by Mr. Lipschitz, on July 8, 2023, of which 88,435 are currently exercisable.

(3)	Mr. DeCaprio has served as a director of the Board since January 2024 and received no compensation in the reported period in his capacity as a director.
(4)	Dr. Menawat has served as a director of the Board since August 12, 2024, and received no compensation in the reported period in his capacity as a director.
(5)	Mr. Posner has served as a director of the Board since August 12, 2024, and received no compensation in the reported period in his capacity as a director.
(6)
Consists of a grant of options to purchase 70,748 shares of Common Stock made to Mr. Reeves on July 8, 2023, of which 9,826 are currently exercisable. In August 2024, immediately prior to the consummation of the Merger, Mr. Reeves resigned as a member of the Board and all committees thereto. As of the date of this Proxy Statement, all options have expired.

(7)	Ms. Vnook has served as a director of the Board since August 12, 2024, and received no compensation in the reported period in her capacity as a director.
Narrative Disclosure to Director Compensation Table
During the periods covered by the table above, our non-employee directors received no monetary compensation for their service as directors during such periods. The directors’ compensation in the form of option awards is reported above.
Compensation Committee Interlocks and Insider Participation
None of our Compensation Committee members is or has ever been our executive officer or employee. None of our executive officers currently serve, or have served during the last completed fiscal year, on the Compensation Committee or the Board of any other entity that has one or more executive officers that will serve as a member of the Board or Compensation Committee. See “Certain Relationships and Related Person Transactions.”

PROPOSAL 1 - ELECTION OF DIRECTORS
Overview
Our Board is currently composed of seven individuals divided into three classes, as nearly equal as possible, as follows:
•	Class I: David DeCaprio, Jon Olsen and Greg Lipschitz, whose terms will expire at this Annual Meeting;
•	Class II: Brian Posner and Stella Vnook, whose terms will expire at the 2025 annual meeting of stockholders; and
•	Class III: Arun Menawat, whose term will expire at the 2026 annual meeting of stockholders.
The term of office for directors currently serving as Class I directors expires at this Annual Meeting. The term of office for directors elected as Class I directors at this Annual Meeting will expire at the annual meeting of stockholders to occur in calendar year 2027. In general, a director serves in office until his or her successor is duly elected and qualified unless the director resigns, dies or is unable to serve in the capacity of director due to disability or other cause. If a director resigns or is otherwise unable to serve before the end of his or her term, the Board may appoint a director to fill the remainder of that term, reduce the size of the Board, or leave the position vacant.
Nominee Information and Qualifications
The Board has nominated David DeCaprio, Jon Olsen and Greg Lipschitz for election as Class I directors at the Annual Meeting. If they are elected, they will serve on our Board until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.
The biographies and qualifications of each of our director nominees are set forth under “Management of the Company —Officers and Directors” herein. For additional information concerning the process of director nominations and the criteria for selection of director nominees, see “Management of the Company— Board Committees and Meetings”.
Each of the director nominees has consented to be named in this Proxy Statement and agreed to serve as directors if elected by the stockholders.
Vote Required and Recommendation
Unless you specify that your shares should be voted against or abstain with respect to a director nominee, the shares represented by the enclosed proxy will be voted “FOR” the election of each director nominee. In the event that any Director nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that director nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Directors are elected by a plurality of the shares present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. “WITHHOLD” votes and broker non-votes will have no effect on the results for the election of directors.
For Proposal 1, you may choose to vote “FOR” or “WITHHOLD” separately for each nominee. Withhold votes and broker non-votes will have no effect on this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES
SET FORTH IN PROPOSAL 1.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:
The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.fireflyneuro.com. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2023, the Audit Committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023, with management and Turner, Stone & Company LLP (“Turner Stone”), our independent registered public accounting firm for the year ended December 31, 2023;

•
Discussed with Turner Stone the matters required to be discussed in accordance with applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding Turner Stone’s communication with the Audit Committee concerning independence, and has discussed their independence with Turner Stone’s; and

•
Received written disclosures and the letter from Turner Stone regarding its independence as required by applicable requirements of the PCAOB regarding Turner Stone’s communications with the Audit Committee. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Turner Stone, the Audit Committee recommended to the Board that the audited financial statements be included in our Current Report on Form 8-K for the fiscal year ended December 31, 2023, for filing with the SEC.
Members of the Firefly Neuroscience, Inc. Audit Committee
Brian Posner (Chairman)
Arun Menawat
Stella Vnook
The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

PROPOSAL 2 - INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Marcum Canada, LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024. The Board proposes that the stockholders ratify, in a non-binding vote, this appointment. We do not expect that representatives of Marcum Canada, LLP will be present at the Annual Meeting.
In deciding to appoint Marcum Canada, LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Marcum Canada, LLP and concluded that Marcum Canada, LLP has no commercial relationship with us that would impair its independence for the fiscal year ending December 31, 2024.
Overview
Turner Stone served as our independent registered public accounting firm for the year ended December 31, 2023. On October 29, 2024, the Audit Committee dismissed Turner Stone as our independent registered public accounting firm, effective immediately. The reports of Turner Stone on our consolidated financial statements for the years ended December 31, 2023, and 2022, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Turner Stone’s reports for the years ended December 31, 2023, and 2022, each contained an explanatory paragraph stating there was substantial doubt about our ability to continue as a going concern.
During the two most recent fiscal years ended December 31, 2023, and December 31, 2022, and the subsequent interim period through October 29, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Exchange Act and the related instructions to Item 304 of Regulation S-K) with Turner Stone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Turner Stone, would have caused Turner Stone to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years. Also during this time, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.
On October 31, 2024, we engaged Marcum Canada, LLP as our independent registered public accounting firm for the year ending December 31, 2024. The Audit Committee concluded that independence of Marcum was not impaired for the fiscal year ended December 30, 2023.
During the fiscal years ended December 31, 2023, and 2022, and the subsequent interim period through October 31, 2024, neither we nor anyone on our behalf has consulted with Marcum Canada, LLP regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that Marcum Canada, LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.
Stockholder ratification of the appointment of Marcum Canada, LLP is not required by our Bylaws or other applicable legal requirements. However, the Board is submitting the selection of Marcum Canada, LLP to our stockholders for ratification as a matter of good corporate practice. In the event that the selection of an independent registered public accounting firm is not ratified by the requisite vote of our stockholders, the appointment of the independent registered public accounting firm is expected to be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

Audit Fees and Services
The following table presents fees for professional audit services rendered by Turner Stone for the audit of the Company’s annual financial statements for the years ended December 31, 2023, and 2022 (including internal controls), and fees billed for other services rendered by Turner Stone during those periods. As Marcum Canada, LLP was only engaged in October 2024, there were accordingly no fees rendered by Marcum Canada, LLP for the year ended December 31, 2023.

	Marcum Canada, LLP 2023	Turner Stone 2023	Turner Stone 2022
Audit fees(1)	$0	$177,763	$35,134
Audit related fees(2)	—
Tax fees(3)	—
All other fees:(2)	—
Total	$0	$177,763	$35,134

(1)
Audit fees were for professional services necessary to perform an annual audit of the financial statements, review of quarterly reports and other services required to be performed by our independent auditors.

(2)	There were no audit related or other fees.
(3)	Tax fees related to tax compliance work.
The percentage of services set forth above in the category of audit related fees, that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 100%.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm
Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Marcum Canada, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our Audit Committee will reconsider its appointment. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and our stockholders.
Required Vote
The affirmative vote of a majority of the votes cast on Proposal 2, voting affirmatively or negatively, is required to ratify the appointment of our independent registered public accounting firm. “ABSTAIN” votes will have no effect on the ratification of the independent registered public accounting firm. Because the ratification of the independent registered public accounting firm is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3 - APPROVAL, ON AN ADVISORY BASIS, OF THE
COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS
We are seeking your advisory vote as required by Section 14A of the Exchange Act on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on the Compensation Committee or our Board. However, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress toward our goals strategic and operating plans, as well as our performance relative to that of our peer companies.
In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:
“RESOLVED, that the compensation paid to the named executive officers of Firefly Neuroscience, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”
Subject to the results of Proposal 4, the next “say-on-pay” vote is expected to occur at the 2027 annual meeting of stockholders.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast on Proposal 3, voting affirmatively or negatively, is required to approve, on a non-binding, advisory basis, of the executive compensation. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. “ABSTAIN” votes and broker non-votes will have no effect on the results for the advisory vote.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4 – APPROVAL, ON AN ADVISORY BASIS, OF THE
FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
As required by the SEC’s rules, we are including this proposal to give our stockholders the opportunity to inform us as to how often they wish us to include a say-on-pay proposal in our proxy statements.
We are presenting the following proposal, which gives you, as a stockholder, the opportunity to inform us as to whether you wish us to hold a non-binding, advisory vote on executive compensation once every year, every two years, or every three years, or you may abstain from voting on the proposal set forth in the following resolution.
“RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders should be every year, every two years, or every three years.”
The Board recommends that you vote for “every three years” as the desired frequency for us to hold a non-binding, advisory vote of the stockholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:
•
Our equity compensation program for the named executive officers is designed to support long-term value creation, and a vote of every three years will allow the stockholders to better judge the equity compensation program in relation to our long-term performance. We strive to ensure management’s interests are aligned with stockholders’ interests to support long-term value creation through our equity compensation program. To that end, we grant equity awards to vest over multi-year periods of service to encourage our named executive officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

•
A vote every three years will provide the Board and the Compensation Committee with the time to thoughtfully consider and thoroughly respond to stockholders’ sentiments and to implement any necessary changes in light of the timing required therefor. The Board and the Compensation Committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our named executive officers.

•
We are open to input from stockholders regarding Board and governance matters, as well as the equity compensation program. We believe that the stockholders’ ability to contact us and the Board at any time to express specific views on executive compensation holds us accountable to stockholders and reduces the need for and value of more frequent advisory votes on executive compensation.

While our Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on a non-binding, advisory basis, as to whether non-binding future stockholder advisory votes on the compensation of our named executive officers should be held every year, every two years, or every three years.
As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and our Compensation Committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this vote when making future decisions regarding the frequency of holding future stockholder advisory votes on the compensation of our named executive officers.
Pursuant to the Exchange Act and the rules promulgated thereunder, this vote on the frequency of future advisory votes on named executive officer compensation is non-binding on the Board and its committees. This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the Board or its committees or any additional fiduciary duty by the Board or its committees or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the Board’s recommendation and the outcome of the vote on this matter, the Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Vote Required and Recommendation
The option among “EVERY YEAR”, “EVERY TWO YEARS”, or “EVERY THREE YEARS” that receives the highest number of votes cast at the Annual Meeting by stockholders entitled to vote thereon will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE OF “EVERY THREE YEARS” FOR PROPOSAL 4.

PROPOSAL NO. 5 — ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE ONE OR MORE PROPOSALS PRESENTED AT THE ANNUAL MEETING
Background and Rationale
The Board believes that if the number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting and voting in favor of any one or more of the proposals presented at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.
In Proposal 5, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Annual Meeting.
Additionally, approval of Proposal 5 could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Annual Meeting, we could adjourn or postpone the Annual Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast on Proposal 5, voting affirmatively or negatively, is required to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve one or more proposals presented at the Annual Meeting. “ABSTAIN” votes will have no effect on the results for Proposal 5. Because the approval of Proposal 5 is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 5.

OTHER MATTERS
The Board knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
We have a process for stockholders who wish to communicate with the Board, including any Board committee, individual director or the Executive Chairman. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to the Company’s Corporate Secretary, Paul Krzywicki, at 1100 Military Road, Kenmore, NY 14217. In general, any stockholder communication delivered to our Corporate Secretary for forwarding to the Board, the Executive Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our Corporate Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2025 annual meeting of stockholders (“2025 Annual Meeting”), pursuant to Rule 14a-8 of the Exchange Act, we must receive stockholder proposals (other than for director nominations) not less than 120 calendar days before the date of the company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. To be considered for presentation at the 2025 Annual Meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, proposals must be received not later than the close of business on the ninetieth (90th) day, nor earlier than the one hundred and twentieth (120th) day, prior to the first anniversary of the immediately preceding year’s annual meeting, provided, however, that in the event that the 2025 Annual Meeting is advanced more than thirty (30) days prior to or delayed by more than seventy (70) days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held, notice by the stockholder to be timely must be so received not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and no later than the close of business on (i) the ninetieth (90th) day prior to such annual meeting or (ii) the tenth (10th) day following the day on which notice of the date of the 2025 Annual Meeting was mailed or public disclosure of the date of the 2025 Annual Meeting was made, whichever first occurs. Proposals that are not received in a timely manner will not be presented or voted on at the 2025 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should directed to our Corporate Secretary, Paul Krzywicki, at 1100 Military Road, Kenmore, NY 14217.
In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 28, 2025 (i.e., the date that is 60 days prior to the anniversary date of this annual meeting of stockholders).

SCAN TO
VIEW MATERIALS & VOTE

FIREFLY NEUROSCIENCE, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AIFF2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59590-P21495 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIREFLY NEUROSCIENCE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the three Class I directors named in the Proxy Statement to the Board of Directors of the Company to serve three-year terms expiring at the 2027 annual meeting of stockholders.	☐	☐	☐

Nominees:

01) David DeCaprio
02) Jon Olsen
03) Greg Lipschitz

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2 and 3:

The Board of Directors recommends you vote 3 YEARS for proposal 4

	3 Years	2 Years	1 Year	Abstain
4. To approve, on a non-binding, advisory basis, the frequency of holding a vote on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 5:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V59591-P21495

FIREFLY NEUROSCIENCE, INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 27, 2024 AT 10:00 A.M. ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Jon Olsen and David Johnson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FIREFLY NEUROSCIENCE, INC. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held on December 27, 2024 at 10:00 a.m. ET virtually at www.virtualshareholdermeeting.com/AIFF2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side